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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                  CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 15, 2001




                         LONE STAR TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                  1-12881                      75-2085454
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)



                           15660 North Dallas Parkway
                                   Suite 500
                              Dallas, Texas  75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  (972) 770-6401


                                Not applicable


         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

    On October 15, 2001, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") its earnings for the third quarter of 2001, which ended on September 30, 2001.

    A copy of the Press Release is attached as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

    (b)     PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

    (c)     EXHIBITS.


99.1 Press Release dated October 15, 2001, announcing Lone Star's earnings for the third quarter of 2001, which ended on September 30, 2001.


                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LONE STAR TECHNOLOGIES, INC.


                                       By:  /s/ Charles J. Keszler
                                          ------------------------------------
                                            Charles J. Keszler
                                            Vice President - Finance and
                                            Chief Financial Officer

Date:  October 16, 2001

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                                INDEX TO EXHIBITS

Item
Number   Exhibit
------   -------
 99.1    Press Release dated October 15, 2001, announcing Lone Star's earnings for the third quarter of 2001, which ended on September 30, 2001.